================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       Date of report (Date of earliest event reported): January 21, 2005


                          BRIDGE STREET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-50105             13-4217332
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                 File Number)        Identification No.)


                               300 STATE ROUTE 104
                             OSWEGO, NEW YORK 13126
               (Address of principal executive offices) (Zip Code)

                                 (315) 343-4100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On January 21, 2005, Bridge Street Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2004 and the approval by the Company's Board of Directors of a dividend $0.07 per share payable to shareholders of record on February 2, 2005 on or about February 22, 2005. A copy of the press release is attached as Exhibit No. 99.1.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)            The following exhibit is furnished with this report on Form 8-K:

               Exhibit No.              Description
               -----------              -----------

               99.1                     Press release issued by the Company on
                                        January 21, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BRIDGE STREET FINANCIAL, INC.


                                            By:  /s/ Eugene R. Sunderhaft
                                               --------------------------------
                                            Name:  Eugene R. Sunderhaft
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


Date: January 21, 2005

                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
        99.1                          Press Release dated January 21, 2005.